Exhibit 99.1

FleetCor Reports First Quarter 2014 Financial Results

Adjusted Net Income Per Share Grows 25% Year-Over-Year

Raises 2014 guidance

NORCROSS, Ga., May 1, 2014 — FleetCor Technologies, Inc. (NYSE: FLT), a leading global provider of fuel cards and workforce payment products to businesses, today reported financial results for its first quarter ended March 31, 2014.

“2014 is off to a great start with revenue growth of 31% and adjusted net income per diluted share growth of 25%,” said Ron Clarke, chairman and chief executive officer, FleetCor Technologies, Inc. “Today we also announced that we signed a contract to acquire Shell’s SME fuel card customer portfolio in Germany and also announced our contract with Chevron International Pte Ltd to process fuel cards in six Asia-Pac markets, plus South Africa. Both of these announcements demonstrate our commitment to further diversify our business geographically.”

Financial Results for First Quarter 2014:

GAAP Results

•	Total revenues increased 31% to $253.9 million compared to $193.7 million in the first quarter of 2013;
•	Net income increased 16% to $75.1 million compared to $64.7 million in the first quarter of 2013;
•	Net income per diluted share increased 14% to $0.88 compared to $0.77 in the first quarter of 2013.

Non-GAAP Results

•	Adjusted revenues[1] (revenues, net less merchant commissions) increased 31% to $236.3 million compared to $179.8 million in the first quarter of 2013;
•	Adjusted net income[1] increased 28% to $96.1 million compared to $75.2 million in the first quarter of 2013;
•	Adjusted net income per diluted share[1] increased 25% to $1.12 compared to $0.90 in the first quarter of 2013.

Fiscal Year 2014 Outlook:

For fiscal year 2014 FleetCor Technologies, Inc. is raising its financial guidance for 2014 as follows:

•	Total revenues between $1,075 million and $1,095 million, up from our previous guidance range of $1,070 million and $1,090 million;
•	Adjusted net income between $422 million and $432 million, up from our pervious guidance range of $418 million and $428 million;
•	Adjusted net income per diluted share between $4.97 and $5.07, up from our previous guidance range of $4.90 and $5.00.

[1]	Reconciliations of GAAP results to non GAAP results are provided in Exhibit 1 attached. Additional supplemental data is provided in Exhibit 2 and segment information is provided in Exhibit 3.

The Company’s fiscal-year guidance assumptions for 2014 are as follows:

•	Fuel prices and market spreads at the 2013 average
•	FX rates equal to current levels
•	Tax rate of 30.5%
•	Fully diluted shares outstanding of 86 million shares
•	No impact related to acquisitions or material new partnership agreements not already disclosed

“Given our strong first quarter results, we are raising our financial guidance for 2014. We are now expecting a 21% growth in revenue and 24% adjusted net income per share growth rate, at the midpoint of our guidance range, versus 2013,” said Eric Dey, chief financial officer FleetCor Technologies, Inc. “A number of our businesses are off to a strong start this year, which we anticipate will more than offset the economic weakness in our Russian business and expected unfavorable foreign exchange rates in Russia and Brazil over the balance of the year.”

Conference Call

The Company will host a conference call to discuss first quarter 2014 financial results today at 5:00pm ET. Hosting the call will be Ron Clarke, chief executive officer, and Eric Dey, chief financial officer. The conference call can be accessed live over the phone by dialing (877) 407-0784, or for international callers (201) 689-8560. A replay will be available one hour after the call and can be accessed by dialing (877) 870-5176 or (858) 384-5517 for international callers; the conference ID is 13580953. The replay will be available until May 8, 2014. The call will be webcast live from the Company’s investor relations website at investor.fleetcor.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws. Statements that are not historical facts, including statements about FleetCor’s beliefs, expectations and future performance, are forward-looking statements. Forward-looking statements can be identified by the use of words such as “anticipate,” “intend,” “believe,” “estimate,” “plan,” “seek,” “project,” “expect,” “may,” “will,” “would,” “could” or “should,” the negative of these terms or other comparable terminology. Examples of forward-looking statements in this press release include statements relating to revenue and earnings guidance, assumptions underlying financial guidance, and expectations regarding recent deals. These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those contained in any forward-looking statement, such as delays or failures associated with implementation; fuel price and spread volatility; changes in credit risk of customers and associated losses; the actions of regulators relating to payment cards or resulting from investigations; failure to maintain or renew key business relationships; failure to maintain competitive offerings; failure to maintain or renew sources of financing; failure to complete, or delays in completing, anticipated new partnership arrangements or acquisitions and the failure to successfully integrate or otherwise achieve anticipated benefits from such partnerships or acquired businesses; failure to successfully expand business internationally; the impact of foreign exchange rates on operations, revenue and income; the effects of general economic conditions on fueling patterns and the commercial activity of fleets, as well as the other risks and uncertainties identified under the caption “Risk Factors” in FleetCor’s Annual Report on Form 10-K for the year ended December 31, 2013, filed with the Securities and Exchange Commission on March 3, 2014. FleetCor believes these forward-looking statements are reasonable; however, forward-looking statements are not a guarantee of performance, and undue reliance should not be placed on such statements. The forward-looking statements included in this press release are made only as of the date hereof, and FleetCor does not undertake, and specifically disclaims, any obligation to update any such statements or to publicly announce the results of any revisions to any of such statements to reflect future events or developments.

About Non-GAAP Financial Measures

Adjusted revenue is calculated as revenues, net less merchant commissions. Adjusted net income is calculated as net income, adjusted to eliminate (a) non-cash stock-based compensation expense related to share-based compensation awards, (b) amortization of deferred financing costs and intangible assets, (c) amortization of the premium recognized on the purchase of receivables, and (d) loss on the early extinguishment of debt. EBITDA is calculated as net income as reflected in our income statement, adjusted to eliminate (a) interest expense, (b) tax expense, (c) depreciation of long-lived assets (d) amortization of intangible assets and (e) other (income) expense, net. The Company uses adjusted revenues as a basis to evaluate the company’s revenues, net of the commissions that are paid to merchants to participate in our card programs. The commissions paid to merchants can vary when market spreads fluctuate in much the same way as revenues are impacted when market spreads fluctuate. The Company believes this is a more effective way to evaluate the company’s revenue performance. The Company uses EBITDA as a basis to evaluate our operating performance net of the impact of certain items during the period. We believe that EBITDA may be useful to investors for understanding our operating performance on a consistent basis. We prepare adjusted net income to eliminate the effect of items that we do not consider indicative of our core operating performance. Adjusted revenues and adjusted net income are supplemental measures of operating performance that do not represent and should not be considered as an alternative to revenues, net, net income or cash flow from operations, as determined by U.S. generally accepted accounting principles, or U.S. GAAP, and our calculation thereof may not be comparable to that reported by other companies. We believe it is useful to exclude non-cash stock-based compensation expense from adjusted net income because non-cash equity grants made at a certain price and point in time do not necessarily reflect how our business is performing at any particular time and stock-based compensation expense is not a key measure of our core operating performance. We also believe that amortization expense can vary substantially from company to company and from period to period depending upon their financing and accounting methods, the fair value and average expected life of their acquired intangible assets, their capital structures and the method by which their assets were acquired; therefore, we have excluded amortization expense from our adjusted net income. We also exclude loss on the early extinguishment of debt from adjusted net income, as this expense is non-cash and is one-time in nature and does not reflect the ongoing operations of the business.

Management uses adjusted revenues, adjusted net income, and EBITDA:

•	as measurements of operating performance because they assist us in comparing our operating performance on a consistent basis;
•	for planning purposes, including the preparation of our internal annual operating budget;
•	to allocate resources to enhance the financial performance of our business; and
•	to evaluate the performance and effectiveness of our operational strategies.

We believe adjusted revenues, adjusted net income and EBITDA are key measures used by the Company and investors as supplemental measures to evaluate the overall operating performance of companies in our industry. By providing these non-GAAP financial measures, together with reconciliations, we believe we are enhancing investors’ understanding of our business and our results of operations, as well as assisting investors in evaluating how well we are executing strategic initiatives.

About FleetCor

FleetCor is a leading global provider of fuel cards and workforce payment products to businesses. FleetCor’s payment programs enable businesses to better control employee spending and provide card-accepting merchants with a commercial customer base that can increase their sales and customer loyalty. FleetCor serves commercial accounts in North America, Latin America, Europe, Australia and New Zealand. For more information, please visit www.fleetcor.com.

Contact:

Investor Relations

investor@fleetcor.com

(770) 729-2017

FleetCor Technologies, Inc. and subsidiaries

Consolidated Statements of Income

(In thousands, except per share amounts)

	Three Months Ended March 31,
	2014	2013
	(Unaudited)	(Unaudited)

Revenues, net	$253,908	$193,651

Expenses:
Merchant commissions	17,623	13,861
Processing	36,856	29,943
Selling	17,414	11,704
General and administrative	43,461	29,261
Depreciation and amortization	24,418	14,629

Operating income	114,136	94,253

Other expense, net	544	292
Interest expense, net	5,461	3,448

Total other expense	6,005	3,740

Income before income taxes	108,131	90,513
Provision for income taxes	33,022	25,851

Net income	$75,109	$64,662

Basic earnings per share	$0.91	$0.80
Diluted earnings per share	$0.88	$0.77

Weighted average shares outstanding:
Basic shares	82,737	81,222
Diluted shares	85,695	83,960

FleetCor Technologies, Inc. and subsidiaries

Consolidated Balance Sheets

(In thousands, except share and par value amounts)

	March 31, 2014	December 31, 2013
	(Unaudited)
Assets

Current assets:
Cash and cash equivalents	$283,374	$338,105
Restricted cash	46,840	48,244
Accounts receivable (less allowance for doubtful accounts of $21,763 and $22,416, respectively)	682,753	573,351
Securitized accounts receivable - restricted for securitization investors	393,500	349,000
Prepaid expenses and other current assets	60,684	40,062
Deferred income taxes	4,258	4,750

Total current assets	1,471,409	1,353,512

Property and equipment	118,458	111,100
Less accumulated depreciation and amortization	(63,567)	(57,144)

Net property and equipment	54,891	53,956

Goodwill	1,561,530	1,552,725
Other intangibles, net	860,898	871,263
Other assets	87,989	100,779

Total assets	$4,036,717	$3,932,235

Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable	$578,507	$467,202
Accrued expenses	111,275	114,870
Customer deposits	174,683	182,541
Securitization facility	393,500	349,000
Current portion of notes payable and other obligations	532,868	662,439
Other current liabilities	119,260	132,846

Total current liabilities	1,910,093	1,908,898

Notes payable and other obligations, less current portion	459,916	474,939
Deferred income taxes	248,066	249,504
Other noncurrent liabilities	52,462	55,001

Total noncurrent liabilities	760,444	779,444

Commitments and contingencies

Stockholders’ equity:

Common stock, $0.001 par value; 475,000,000 shares authorized, 118,671,070 shares issued and 82,936,578 shares outstanding at March 31, 2014; and 475,000,000 shares authorized, 118,206,262 shares issued and 82,471,770 shares outstanding at December 31, 2013	118	117
Additional paid-in capital	662,917	631,667
Retained earnings	1,110,307	1,035,198
Accumulated other comprehensive loss	(31,499)	(47,426)

Less treasury stock, 35,734,492 shares at March 31, 2014 and December 31, 2013	(375,663)	(375,663)

Total stockholders’ equity	1,366,180	1,243,893

Total liabilities and stockholders’ equity	$4,036,717	$3,932,235

FleetCor Technologies, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

(In Thousands)

	Three Months Ended March 31,
	2014	2013
	(Unaudited)
Operating activities
Net income	$75,109	$64,662

Adjustments to reconcile net income to net cash provided by operating activities:

Depreciation	4,801	4,031
Stock-based compensation	10,612	4,162
Provision for losses on accounts receivable	5,554	4,460
Amortization of deferred financing costs	531	760
Amortization of intangible assets	18,272	9,022
Amortization of premium on receivables	814	816
Deferred income taxes	603	(1,012)
Changes in operating assets and liabilities (net of acquisitions):
Restricted cash	1,404	4,327
Accounts receivable	(153,184)	(192,483)
Prepaid expenses and other current assets	(7,111)	3,194
Other assets	545	40,113
Excess tax benefits related to stock-based compensation	(16,126)	(5,843)
Accounts payable, accrued expenses and customer deposits	109,670	50,101

Net cash provided by (used in) operating activities	51,494	(13,690)

Investing activities
Acquisitions, net of cash acquired	(19,292)	(94,773)
Purchases of property and equipment	(5,584)	(4,762)

Net cash used in investing activities	(24,876)	(99,535)

Financing activities
Excess tax benefits related to stock-based compensation	16,126	5,843
Proceeds from issuance of common stock	4,512	5,256
Borrowings on securitization facility, net	44,500	87,000
Deferred financing costs paid	(521)	(1,830)
Principal payments on notes payable	(6,875)	(7,500)
Payments on revolver- A Facility	(134,803)	(25,000)
Payments on foreign revolver- B Facility	(3,601)	—
Payments on swing line of credit, net	15	—
Other	(246)	(178)

Net cash (used in) provided by financing activities	(80,893)	63,591

Effect of foreign currency exchange rates on cash	(456)	(9,402)

Net decrease in cash and cash equivalents	(54,731)	(59,036)
Cash and cash equivalents, beginning of period	338,105	283,649

Cash and cash equivalents, end of period	$283,374	$224,613

Supplemental cash flow information
Cash paid for interest	$6,264	$3,863

Cash paid for income taxes	$19,654	$38,426

Exhibit 1

RECONCILIATION OF NON-GAAP MEASURES AND PRO FORMA INFORMATION

(In thousands, except shares and per share amounts)

(Unaudited)

The following table reconciles revenues, net to adjusted revenues:

	Three Months Ended March 31,
	2014	2013

Revenues, net	253,908	193,651
Merchant commissions	17,623	13,861

Total adjusted revenues	$236,285	$179,790

The following table reconciles net income to EBITDA:

	Three Months Ended March 31,
	2014	2013

Net income	$75,109	$64,662
Provision for income taxes	33,022	25,851
Interest expense, net	5,461	3,448
Depreciation and amortization	24,418	14,629
Other expense (income), net	544	292

EBITDA	$138,554	$108,882

The following table reconciles net income to adjusted net income and adjusted net income per diluted share:

	Three Months Ended March 31,
	2014	2013
Net income	$75,109	$64,662

Stock based compensation	10,612	4,162
Amortization of intangible assets	18,272	9,022
Amortization of premium on receivables	814	816
Amortization of deferred financing costs	531	760

Total pre-tax adjustments	30,229	14,760

Income tax impact of pre-tax adjustments at the effective tax rate	(9,232)	(4,216)

Adjusted net income	$96,106	$75,206

Adjusted net income per diluted share	$1.12	$0.90

Diluted shares	85,695	83,960

Exhibit 2

Transaction Volume, Revenues and Adjusted Revenue, Per Transaction and by Segment

(In thousands except revenues, net per transaction and adjusted revenues per transaction)

(Unaudited)

	Three Months Ended March 31,
	2014	2013	Change	% Change

NORTH AMERICA
- Transactions[2]	40,425	38,262	2,163	5.7%
- Revenues, net per transaction	$3.13	$2.63	$0.50	18.9%
- Revenues, net	$126,375	$100,594	$25,781	25.6%

INTERNATIONAL
- Transactions[2]	47,192	35,898	11,294	31.5%
- Revenues, net per transaction	$2.70	$2.59	$0.11	4.2%
- Revenues, net	$127,533	$93,057	$34,476	37.0%

FLEETCOR CONSOLIDATED REVENUES
- Transactions[2]	87,617	74,160	13,457	18.1%
- Revenues, net per transaction	$2.90	$2.61	$0.29	11.0%
- Revenues, net	$253,908	$193,651	$60,257	31.1%

FLEETCOR CONSOLIDATED ADJUSTED REVENUES[1]
- Transactions[2]	87,617	74,160	13,457	18.1%
- Adjusted Revenues per transaction	$2.70	$2.42	$0.27	11.2%
- Adjusted Revenues	$236,285	$179,790	$56,495	31.4%

[1]	Adjusted revenues is a non-GAAP financial measure defined as revenues, net less merchant commissions. The Company believes this measure is a more effective way to evaluate the Company’s revenue performance. Refer to Exhibit 1 for a reconciliation of revenues, net to adjusted revenues.
[2]	The presentation of prior quarters presented herein has been conformed to the current period presentation that eliminates certain intercompany transactions.

Sources of Revenue[3]
	Three Months Ended March 31,
	2014	2013	Change	% Change
Revenue from customers and partners	56.1%	51.4%	4.7%	9.1%
Revenue from merchants and networks	43.9%	48.6%	-4.7%	-9.7%

Revenue tied to fuel-price spreads	13.8%	15.9%	-2.1%	-13.2%
Revenue influenced by absolute price of fuel	18.0%	20.8%	-2.8%	-13.5%
Revenue from program fees, late fees, interest and other	68.2%	63.3%	4.9%	7.7%

[3]	Expressed as a percentage of consolidated revenue.

Exhibit 3

Segment Results

(In thousands)

(Unaudited)

	Three Months Ended March 31,
	2014	2013
Revenues, net:
North America	$126,375	$100,594
International	127,533	93,057

	$253,908	$193,651

Operating income:
North America	$56,197	$49,426
International	57,939	44,827

	$114,136	$94,253

Depreciation and amortization:
North America	$6,636	$5,172
International	17,782	9,457

	$24,418	$14,629

Capital expenditures:
North America	$1,996	$1,064
International	3,588	3,698

	$5,584	$4,762